UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2015
BLYTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a)     On August 7, 2015 (the “Dismissal Date”), we advised Ernst & Young LLP that it was dismissed as our independent registered public accounting firm. The decision to dismiss Ernst & Young as our independent registered public accounting firm was approved by the Audit Committee.

Ernst & Young’s reports on our consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Dismissal Date, we have not had any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference thereto in connection with its reports.

During the two most recent fiscal years and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that Ernst & Young furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young’s letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

(b)     On August 7, 2015 (the “Appointment Date”), we appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The decision to appoint BDO as our independent registered public accounting firm was approved by the Audit Committee.

During the two most recent fiscal years and through the Appointment Date, we (including anyone on our behalf) have not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor was oral advice provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: August 13, 2015                    By:     /s/ Michael S. Novins
Name:    Michael S. Novins
Title:     Vice President and General Counsel